CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Matthew Lovito, Treasurer and Chief Financial Officer of Raptor Investments, Inc., certify that:

         1. The Annual Report on Form 10-KSB of the Company for the annual period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof ("the Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to Raptor Investments, Inc. and will be retained by Raptor Investments, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

         /S/MATTHEW LOVITO
         Matthew Lovito
         Treasurer and Chief Financial Officer
         April 8, 2004